                                                                      EXHIBIT 21

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                  -------------------------------------------
                            As of January 26, 1998


                                                                         YEAR OF
                                                     JURISDICTION    INCORPORATION/
                                                   OF INCORPORATION     FORMATION
                                                   ----------------     ---------
Dean Witter Alliance Capital Corporation                Delaware           1993
Dean Witter Asset Corporation                           Delaware           1992
Dean Witter Capital Corporation                         Delaware           1987
     Dean Witter Advisers Inc.                          Delaware           1989
     Dean Witter Capital Advisers Inc.                  Delaware           1989
     DW Administrators Inc.                             Delaware           1989
     DW Window Coverings Holding, Inc.                  Delaware           1988
Dean Witter Distributors Inc.                           Delaware           1992
Dean Witter Equipment Corporation                       Delaware           1984
     Dean Witter Aviation Capital Inc.                  Delaware           1984
Dean Witter Futures and Currency Management Inc.        Delaware           1987
Dean Witter InterCapital Inc.                           Delaware           1992
     Dean Witter Services Company Inc.                  Delaware           1994
Dean Witter Realty Inc.                                 Delaware           1982
     Cook Street Credit Company                         Colorado           1984
     Cool Springs Inc.                                  Massachusetts      1991
     Dean Witter Global Realty Inc.                     Delaware           1995
     Dean Witter Holding Corporation                    Delaware           1983
         Cameron Leasing Corporation                    Delaware           1982
         Civic Center Leasing Corporation               Delaware           1983
         Lee Leasing Corporation                        Delaware           1982
         Lewiston Leasing Corporation                   Delaware           1983
         Sartell Leasing Corporation                    Delaware           1982
     Dean Witter Leasing Corporation                    Delaware           1982
     Dean Witter Realty Advisors Inc.                   Delaware           1996
     Dean Witter Realty Credit Corporation              Delaware           1982
     Dean Witter Realty Fourth Income Properties Inc.   Delaware           1986
     Dean Witter Realty Growth Properties Inc.          Delaware           1985
     Dean Witter Realty Income Associates I Inc.        Delaware           1983
     Dean Witter Realty Income Associates II Inc.       Delaware           1984
     Dean Witter Realty Income Properties I Inc.        Delaware           1983
     Dean Witter Realty Income Properties II Inc.       Delaware           1984
     Dean Witter Realty Income Properties III Inc.      Delaware           1985
     Dean Witter Realty Securitization Inc.             Delaware           1997
     Dean Witter Realty Yield Plus Assignor Inc.        Delaware           1987
     Dean Witter Realty Yield Plus Inc.                 Delaware           1987
     Dean Witter Realty Yield Plus II Inc.              Delaware           1988
     DW Arboretum Plaza Inc.                            Delaware           1992
     DW Bennington Property Inc.                        Delaware           1993
     DW Chesterbrook Investors Inc.                     Delaware           1992
     DW Duportail Investors Inc.                        Delaware           1992
     DW Greycoat Inc.                                   Delaware           1993
     DW Morris Drive Incorporated                       Delaware           1992
     DW 1200 Incorporated                               Delaware           1992
     DW Reston Technology Park Inc.                     Delaware           1992
     DW Tech Park II Inc.                               Delaware           1992
     GF Braker Inc.                                     Delaware           1994
     Green Orchard Inc.                                 Massachusetts      1991

                                                                                        YEAR OF
                                                                    JURISDICTION     INCORPORATION/
                                                                  OF INCORPORATION      FORMATION
                                                                  ----------------      ---------
(Dean Witter Realty Inc., continued)
     LLJV Funding Corporation                                        Massachusetts        1984
     LS Atlanta Associates Inc.                                      Delaware             1994
     LS Bayport, Inc.                                                Delaware             1991
     LS Lake, Inc.                                                   Delaware             1991
     LS Richmond Mall Inc.                                           Delaware             1990
     Realty Management Services Inc.                                 Delaware             1982
     SBA/DW/CB Temp Inc.                                             Delaware             1991
     SBA/DWR, Inc.                                                   Delaware             1982
Dean Witter Reynolds Inc.                                            Delaware             1968
     Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.      Massachusetts        1975
     Dean Witter Reynolds Insurance Agency (Ohio) Inc.               Ohio                 1977
     Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.           Oklahoma             1976
     Dean Witter Reynolds Insurance Agency (Texas) Inc.              Texas                1978
     Dean Witter Reynolds Insurance Services (Alabama) Inc.          Alabama              1991
     Dean Witter Reynolds Insurance Services (Arizona) Inc.          Arizona              1974
     Dean Witter Reynolds Insurance Services (Arkansas) Inc.         Arkansas             1977
     Dean Witter Reynolds Insurance Services (Illinois) Inc.         Illinois             1975
     Dean Witter Reynolds Insurance Services Inc.                    Delaware             1972
         Dean Witter Reynolds Insurance Agency (Indiana) Inc.        Indiana              1975
         FD Insurance Services, Inc.                                 Delaware             1997
         FD Insurance Services of Nevada, Inc.                       Nevada               1997
         FD Insurance Services of New Mexico, Inc.                   New Mexico           1997
         FD Insurance Services of Texas, Inc.                        Texas                1997
     Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)     Puerto Rico          1987
     Dean Witter Reynolds Insurance Services (Maine) Inc.            Maine                1995
     Dean Witter Reynolds Insurance Services (Montana) Inc.          Montana              1977
     Dean Witter Reynolds Insurance Services (New  Hampshire) Inc.   New Hampshire        1977
     Dean Witter Reynolds Insurance Services (South Dakota) Inc.     South Dakota         1977
     Dean Witter Reynolds Insurance Services (Wyoming) Inc.          Wyoming              1977
     DWR Special Partners Inc.                                       Delaware             1982
Dean Witter Reynolds International Incorporated                      Delaware             1978
     Dean Witter Reynolds GmbH                                       Germany              1974
     Dean Witter Reynolds (Hong Kong) Limited                        Hong Kong            1979
     Dean Witter Reynolds International, Inc.                        Panama               1959
         Dean Witter Reynolds (Geneva) S.A                           Switzerland          1991
     Dean Witter International Ltd.                                  U.K.                 1988
         Dean Witter Capital Markets International Ltd. (U.K.)       U.K.                 1987
         Dean Witter Futures Limited                                 U.K.                 1977
         Dean Witter Reynolds Limited                                U.K.                 1968
     Dean Witter Reynolds International, S.A                         France               1979
     Dean Witter Reynolds (Italy) Inc.                               Delaware             1974
     Dean Witter Reynolds (Lausanne) S.A                             Switzerland          1973
     Dean Witter Reynolds (Lugano) S.A                               Switzerland          1989
     Dean Witter Reynolds S.p.A                                      Italy                1978
Dean Witter Reynolds Partners Inc.                                   Delaware             1982
     DWR Special Advisors Inc.                                       Delaware             1982
Dean Witter Reynolds Venture Equities Inc.                           Delaware             1981
     Dean Witter Venture Management Inc.                             Delaware             1986
Dean Witter Trust FSB                                                Federal Charter      1996
Dean Witter Venture Inc.                                             Delaware             1993

                                                                     YEAR OF
                                                   JURISDICTION   INCORPORATION/
                                                 OF INCORPORATION   FORMATION
                                                 ----------------   ---------

Demeter Management Corporation                        Delaware        1977
DWD Electronic Financial Services Inc.                Delaware        1997
     Discover Brokerage Direct Inc.                   California      1992
         Bay One Technologies Group, Inc.             California      1996
DWR Partnership Administrators Inc.                   Delaware        1989
DWR Wind Technologies Inc.                            Delaware        1986
NOVUS Credit Services Inc.                            Delaware        1960
     Bank of New Castle                               Delaware        1988
     Discover Card Bank Limited                       Gibraltar       1992
     Discover Services Corporation                    Delaware        1990
     Greenwood Trust Company                          Delaware        1911
     Mountain Receivables Corp.                       Delaware        1996
     Mountain West Financial Corporation              Utah            1990
     NOVUS Consumer Discount Company                  Pennsylvania    1967
     NOVUS Development Corporation                    Delaware        1995
     NOVUS Financial Corporation                      Delaware        1969
     NOVUS Financial Corporation of Iowa              Iowa            1977
     NOVUS Financial Corporation of Minnesota         Minnesota       1994
     NOVUS Financial Corporation of Tennessee         Tennessee       1975
     NOVUS Financial Corporation of Washington        Washington      1991
     NOVUS Services (Canada), Inc.                    Canada          1985
     NOVUS Services, Inc.                             Delaware        1985
     SCFC Receivables Corp.                           Delaware        1989
         Discover Receivables Financing Corporation   Delaware        1989
         Discover Receivables Financing Group, Inc.   Delaware        1990
     SCFC Receivables Financing Corporation           Delaware        1988
     SPS Transaction Services, Inc.                   Delaware        1991
         Hurley State Bank                            South Dakota    1986
         SPS Payment Systems, Inc.                    Delaware        1992
              MedCash, Inc.                           Delaware        1993
              Med-Link Technologies, Inc.             Delaware        1995
              Quality Asset Management, Inc.          Delaware        1993
              Ruf Corporation                         Kansas          1976
              SPS Commercial Services, Inc.           Delaware        1995
              SPS Newco, Inc.                         Delaware        1994
              SPS Receivables Financing Corporation   Delaware        1997
     Utah Receivables Financing Corporation           Delaware        1997
One Water Corporation                                 Massachusetts   1985
Reynolds Securities Inc.                              Delaware        1978
Tempo-GP, Inc.                                        Delaware        1986
Tempo-LP, Inc.                                        Delaware        1986

                                                                        YEAR OF
                                                    JURISDICTION    INCORPORATION/
                                                  OF INCORPORATION     FORMATION
                                                  ----------------     ---------
Fourth Street Development Co. Incorporated           Delaware              1990
Fourth Street Ltd.                                   Delaware              1990
Jolter Investments Inc.                              Delaware              1989
Morgan Rundle Inc.                                   Delaware              1978
     MR Ventures Inc.                                Delaware              1982
Morgan Stanley & Co. Incorporated                    Delaware              1969
     Morgan Stanley Flexible Agreements Inc.         Delaware              1992
     MS Securities Services Inc.                     Delaware              1981
     Prime Dealer Services Corp.                     Delaware              1994
Morgan Stanley ABS Capital I Inc.                    Delaware              1997
Morgan Stanley ABS Capital II Inc.                   Delaware              1997
Morgan Stanley Advisory Partnership Inc.             Delaware              1985
Morgan Stanley Asset Funding Inc.                    Delaware              1997
Morgan Stanley Asset Management (CPO) Inc.           Delaware              1996
Morgan Stanley Asset Management Inc.                 Delaware              1980
     Morgan Stanley Asset Management Holdings Inc.   Delaware              1995
         Miller Anderson & Sherrerd, LLP             Pennsylvania          1971
              MAS Fund Distribution, Inc.            Pennsylvania          1992
     Morgan Stanley Global Franchise Inc.            Delaware              1997
Morgan Stanley Baseball, Inc.                        Delaware              1989
Morgan Stanley Capital Group Inc.                    Delaware              1984
Morgan Stanley Capital I Inc.                        Delaware              1985
Morgan Stanley Capital (Jersey) Limited              Jersey, Channel Is.   1987
Morgan Stanley Capital Partners III, Inc.            Delaware              1993
Morgan Stanley Capital Services Inc.                 Delware               1985
Morgan Stanley Commercial Mortgage Capital, Inc.     Delaware              1994
Morgan Stanley Commodities Management, Inc.          Delaware              1992
Morgan Stanley Derivative Products Inc.              Delaware              1994
Morgan Stanley Developing Country Debt II, Inc.      Delaware              1991
Morgan Stanley Emerging Markets Inc.                 Delaware              1990
Morgan Stanley Equity (C.I.) Limited                 Jersey, Channel Is.   1995
Morgan Stanley Equity Finance Limited                England               1997
Morgan Stanley Equity Investors Inc.                 Delaware              1988
Morgan Stanley Finance (Jersey) Limited              Jersey, Channel Is.   1990
Morgan Stanley Funding, Inc.                         Delaware              1997
Morgan Stanley Global Emerging Markets, Inc.         Delaware              1996
Morgan Stanley Insurance Agency Inc.                 Delaware              1985
Morgan Stanley International Incorporated            Delaware              1963
     Bank Morgan Stanley AG                          Switzerland           1973
     Morgan Stanley AOZT                             Russia                1994
     Morgan Stanley Asia (China) Limited             Hong Kong             1991
     Morgan Stanley Asia Holdings I Inc.             Delaware              1990
     Morgan Stanley Asia Holdings II Inc.            Delaware              1990
     Morgan Stanley Asia Holdings III Inc.           Delaware              1990
     Morgan Stanley Asia Holdings IV Inc.            Delaware              1990
     Morgan Stanley Asia Holdings V Inc.             Delaware              1990
     Morgan Stanley Asia Holdings VI Inc.            Delaware              1990


                                                                                          YEAR OF
                                                                     JURISDICTION OF  INCORPORATION/
                                                                      INCORPORATION      FORMATION
                                                                      -------------      ---------
(Morgan Stanley International Incorporated, continued)
     Morgan Stanley Asia Pacific (Holdings) Limited                    Cayman Islands        1995
         Morgan Stanley Asia Regional (Holdings) I LLC                 Cayman Islands        1995
              Morgan Stanley Asia Limited                              Hong Kong             1984
              Morgan Stanley Futures (Hong Kong) Limited               Hong Kong             1988
              Morgan Stanley Hong Kong Securities Limited              Hong Kong             1988
              Morgan Stanley Pacific Limited                           Hong Kong             1987
         Morgan Stanley Asia Regional (Holdings) II LLC                Cayman Islands        1995
         Morgan Stanley Asia Regional (Holdings) III LLC               Cayman Islands        1995
              Morgan Stanley Asia (Singapore) Pte                      Rep. of Singapore     1992
              Morgan Stanley Asset Management Singapore Company        Rep. of Singapore     1990
              Morgan Stanley Capital Group (Singapore) Pte             Rep. of Singapore     1990
              Morgan Stanley Futures (Singapore) Pte                   Rep. of Singapore     1992
         Morgan Stanley Asia Regional (Holdings) IV LLC                Cayman Islands        1995
         Morgan Stanley Japan (Holdings) Ltd.                          Cayman Islands        1984
              Morgan Stanley Japan Limited                             Hong Kong             1993
     Morgan Stanley Asia Pacific (Holdings) I Limited                  Cayman Islands        1995
     Morgan Stanley Asia (Taiwan) Ltd.                                 Rep. of China         1990
     Morgan Stanley Asset & Investment Trust Management Co., Limited   Japan                 1987
     Morgan Stanley Asset Management S.A                               Luxembourg            1988
     Morgan Stanley Australia Limited                                  Australia             1989
     Morgan Stanley Australia Securities Limited                       Australia             1997
     Morgan Stanley Bank Luxembourg S.A                                Luxembourg            1989
     Morgan Stanley Canada Limited                                     Canada                1982
     Morgan Stanley Capital SA                                         France                1989
     Morgan Stanley Capital (Luxembourg) S.A                           Luxembourg            1993
     Morgan Stanley Financial Services Beteiligungs GmbH               Germany               1993
         Morgan Stanley Financial Services GmbH & Co. KG               Germany               1993
     Morgan Stanley Group (Europe) Plc                                 England               1988
         Morgan Stanley Asset Management Limited                       England               1986
         Morgan Stanley Capital Group Limited                          England               1993
         Morgan Stanley (Europe) Limited                               England               1993
         Morgan Stanley Finance plc                                    England               1993
         Morgan Stanley Properties Limited                             England               1986
         Morgan Stanley Property Management (UK) Limited               England               1987
         Morgan Stanley Services (UK) Limited                          England               1993
         Morgan Stanley UK Group                                       England               1976
              Morgan Stanley & Co. International Limited               England               1986
                  Morgan Stanley Funding Limited                       Jersey, Channel Is.   1997
                  Morgan Stanley International Nominees Limited        England               1994
              Morgan Stanley & Co. Limited                             England               1986
              Morgan Stanley Securities Limited                        England               1986
                  Morstan Nominees Limited                             England               1986
         MS Leasing UK Limited                                         England               1991
     Morgan Stanley Holding (Deutschland) GmbH                         Germany               1990
         Morgan Stanley Bank AG                                        Germany               1986
     Morgan Stanley Hong Kong Nominees Limited                         Hong Kong             1988
     Morgan Stanley International Insurance Ltd.                       Bermuda               1995
     Morgan Stanley Latin America Incorporated                         Delaware              1994
         Morgan Stanley Administadora de Carteiras Ltda.               Brazil                1996
         Morgan Stanley do Brasil Ltda.                                Brazil                1995

                                                                                     YEAR OF
                                                                  JURISDICTION    INCORPORATION/
                                                                OF INCORPORATION     FORMATION
                                                                ----------------     ---------
     (Morgan Stanley Latin America Incorporated, continued)
         Morgan Stanley Latin American Derivatives Ltd.          Cayman Islands        1997
         MS Carbocol Advisors Incorporated                       Delaware              1995
     Morgan Stanley Mauritius Company Limited                    Mauritius             1993
         Morgan Stanley Asset Management India Private Limited   India                 1993
         Morgan Stanley India Securities Private Limited         India                 1995
              Morgan Stanley India Private Limited               India                 1995
     Morgan Stanley Middle East Inc.                             Delaware              1997
     Morgan Stanley Offshore Investment Company Ltd.             Cayman Islands        1987
     Morgan Stanley S.A                                          France                1992
     Morgan Stanley Services (Jersey) Limited                    Jersey, Channel Is.   1997
     Morgan Stanley South Africa (Pty) Limited                   South Africa          1994
     Morgan Stanley SPV I (Cayman Islands) LLC                   Cayman Islands        1996
         Farlington Corporation                                  Ireland               1996
              ITALSEC S.r.l                                      Italy                 1996
     Morgan Stanley SPV II (Cayman Islands) LLC                  Cayman Islands        1996
     Morgan Stanley (Structured Products) Jersey Limited         Jersey, Channel Is.   1994
     Morgan Stanley (Thailand) Limited                           Thailand              1997
     Morgan Stanley Wertpapiere GmbH                             Germany               1989
     MS Balmoral Inc.                                            Cayman Islands        1997
     MS Italy (Holdngs) Inc.                                     Delaware              1990
         Banca Morgan Stanley SpA                                Italy                 1990
     MS LDC, Ltd.                                                Delaware              1991
     MSAM/Kokusai (Cayman Islands), Inc.                         Cayman Islands        1996
     MSL Incorporated                                            Delaware              1976
Morgan Stanley (Jersey) Limited                                  Jersey, Channel Is.   1986
Morgan Stanley LEF I, Inc.                                       Delaware              1989
Morgan Stanley Leveraged Capital Fund Inc.                       Delaware              1985
Morgan Stanley Leveraged Equity Fund II, Inc.                    Delaware              1987
     Morgan Stanley Capital Partners Asia Limited                Hong Kong             1992
Morgan Stanley Leveraged Equity Holdings Inc.                    Delaware              1987
Morgan Stanley Market Products Inc.                              Delaware              1987
Morgan Stanley Mortgage Capital Inc.                             New York              1984
Morgan Stanley Overseas Finance Ltd.                             Cayman Islands        1997
Morgan Stanley Overseas Services (Jersey) Limited                Jersey, Channel Is.   1986
Morgan Stanley Real Estate Investment Management Inc.            Delaware              1990
     Morgan Stanley Real Estate Fund, Inc.                       Delaware              1989
         MSREF I, L.L.C                                          Delaware              1995
     MSREF I-CO, L.L.C                                           Delaware              1995
Morgan Stanley Real Estate Investment Management II, Inc.        Delaware              1994
     MSREF II-CO, L.L.C                                          Delaware              1995
Morgan Stanley Realty Incorporated                               Delaware              1969
     Brooks Harvey & Co., Inc.                                   Delaware              1971
     Morgan Stanley Realty of California Inc.                    California            1970
     Morgan Stanley Realty of Illinois Inc.                      Delaware              1989
     Brooks Harvey of Florida, Inc.                              Florida               1978
     Morgan Stanley Realty Japan Ltd.                            Japan                 1991
     BH-MS Realty Inc.                                           Delaware              1983
         BH-MS Leasing Inc.                                      Delaware              1983
              BH-Sartell Inc.                                    Delaware              1983
The Morgan Stanley Scholarship Fund Inc. (Not-For-Profit)        Delaware              1985

                                                                                               YEAR OF
                                                                             JURISDICTION   INCORPORATION/
                                                                           OF INCORPORATION   FORMATION
                                                                           ----------------   ----------
Morgan Stanley Senior Funding, Inc.                                            Delaware         1996
Morgan Stanley Services Inc.                                                   Delaware         1988
Morgan Stanley Structured Products (Cayman) I Limited                          Cayman Islands   1997
Morgan Stanley Structured Products (Cayman) II Limited                         Cayman Islands   1997
Morgan Stanley Technical Services Inc.                                         Delaware         1989
Morgan Stanley Technical Services MB/VC Inc.                                   Delaware         1993
Morgan Stanley Trust Company                                                   New York         1992
Morgan Stanley Venture Capital Inc.                                            Delaware         1984
Morgan Stanley Venture Capital II, Inc.                                        Delaware         1992
Morgan Stanley Venture Capital III, Inc.                                       Delaware         1996
Morgan Stanley Ventures Inc.                                                   Delaware         1984
Morstan Development Company, Inc.                                              Delaware         1971
     Moranta, Inc.                                                             Georgia          1979
     Porstan Development Company, Inc.                                         Oregon           1982
MS 10020, Inc.                                                                 Delaware         1994
MS 10036, Inc.                                                                 Delaware         1996
MS Capital Cayman Ltd.                                                         Cayman Islands   1997
MS Capital Holdings Inc.                                                       Delaware         1997
     Morgan Stanley Capital (Delaware) L.L.C                                   Delaware         1997
MS Financing Inc.                                                              Delaware         1986
     Morgan Stanley 750 Building Corp.                                         Delaware         1994
     MS Tokyo Properties Ltd.                                                  Japan            1989
MS Holdings Incorporated                                                       Delaware         1995
MS Real Estate Special Situations Inc.                                         Delaware         1997
MS Real Estate Special Situations GP Inc.                                      Delaware         1997
MS Technology Holdings, Inc.                                                   Delaware         1997
MS Venture Capital (Japan) Inc.                                                Delaware         1989
MSAM Holdings II, Inc.                                                         Delaware         1996
     VK/AC Holding, Inc.                                                       Delaware         1992
         Van Kampen American Capital, Inc.                                     Delaware         1992
              ACCESS Investor Services, Inc.                                   Delaware         1987
              American Capital Contractual Services, Inc.                      New York         1957
              Van Kampen American Capital Advisors, Inc.                       Delaware         1974
              Van Kampen American Capital Asset  Management, Inc.              Delaware         1936
              Van Kampen American Capital Distributors, Inc.                   Delaware         1974
              Van Kampen American Capital Exchange Corp.                       California       1975
              Van Kampen American Capital Insurance Agency of Illinois, Inc.   Illinois         1996
              Van Kampen American Capital Insurance Agency of Texas, Inc.      Texas            1996
              Van Kampen American Capital Investment Advisory Corp.            Delaware         1982
              Van Kampen American Capital Management, Inc.                     Delaware         1990
              Van Kampen American Capital Recordkeeping Services, Inc.         Delaware         1997
              Van Kampen American Capital Trust Company                        Texas            1986
              Van Kampen Merritt Equity Advisors Corp.                         Delaware         1992
              VKAC Cayman Limited                                              Cayman Islands   1995
              VK/AC System, Inc.                                               Delaware         1996
MSBF Inc.                                                                      Delaware         1995
MSCP III Holdings, Inc.                                                        Delaware         1994
MSIT Holdings, Inc.                                                            Delaware         1996
MSPL Co. Inc.                                                                  Delaware         1990
MSREF II, Inc.                                                                 Delaware         1994
     MSREF II, L.L.C                                                           Delaware         1995

                                                                             YEAR OF
                                                            JURISDICTION   INCORPORATION/
                                                          OF INCORPORATION   FORMATION
                                                          ----------------   ----------
MSREF III, Inc.                                                 Delaware        1997
MSREF Funding, Inc.                                             Delaware        1997
MSUH Holdings I, Inc.                                           Delaware        1996
     MSUH Holdings II, Inc.                                     Delaware        1996
         MS SP Urban Horizons, Inc.                             Delaware        1996
         MS Urban Horizons, Inc.                                Delaware        1994
PG Holdings, Inc.                                               Delaware        1991
PG Investors, Inc.                                              Delaware        1991
PG Investors II, Inc.                                           Delaware        1996
Pierpont Power, Inc.                                            New York        1987
Romley Computer Leasing Inc.                                    Delaware        1985
Strategic Investments I, Inc.                                   Delaware        1996